NEWS RELEASE

Aramark Announces Plan to Separate Uniform Services Business
into Independent Publicly Traded Company

Next phase in Company’s acceleration of value-creating strategies
Highlights:
•Optimizes strategic focus and flexibility for both companies
•Transaction structured as spin-off that is tax-free to Aramark and its stockholders
•Remain committed to financial targets communicated at Analyst Day
•Conference call to be held today at 8:30 am ET as part of Second Quarter earnings results
•Supplemental presentation material available on Aramark’s Investor Relations website

Philadelphia, PA, May 10, 2022 — Aramark (NYSE: ARMK) today announced its plan to separate Aramark Uniform Services (AUS) into an independent, publicly traded company. The transaction is intended to be structured as a spin-off that is tax-free to Aramark and its stockholders. The Company currently expects the spin-off to occur by the end of fiscal 2023.

“Substantial improvements across the Company—including culture, organization, strategy, client, and customer service—and a program of selective, targeted investments, have enabled us to materially improve our growth trajectory,” said John Zillmer, Aramark’s Chief Executive Officer. “Kim Scott, who joined in October 2021 as President and Chief Executive Officer of AUS, and her team have developed a compelling strategic framework and vision for AUS. We believe that Aramark and AUS can best execute their respective value-creating strategies operating as two independent, publicly traded companies.”

Strategic Rationale
The Board of Directors and Aramark management team regularly assess the business portfolio to further enhance performance with an ongoing commitment to drive stockholder value, as communicated during Aramark’s Analyst Day in December 2021.

Given the enhancements to each of the two businesses over the past two years, the Company believes that both are now well-positioned to succeed independently, and the separation will enable superior outcomes for each business.

Aramark anticipates the benefits of separation will include:
•Enabling the executive leadership and boards of each stand-alone company to focus solely on its respective business
•Each business’ narrowed focus, and the ability to compensate employees with equity incentives linked solely to its own performance, enhances the ability to attract and retain strong employees
•Availability of equity linked solely to its distinct business will facilitate each company’s acquisition strategies
•Flexibility for optimizing capital structures and capital deployment priorities
•Ability for the investment community to value each business independently, which the Company expects will result in optimized total stockholder returns

Aramark
Under the intended structure, Aramark will continue to operate as a proven global leader in food and facilities services, with world-class scale and capabilities focused on serving clients across 19 countries in five principal sectors: Education, Sports, Leisure & Corrections, Healthcare, Business & Industry and Facilities & Other. Through its two food and facilities operating segments—United States and International—Aramark reported pre-COVID annual revenues of $13.6 billion. Since that time, the Company has implemented transformative actions in leadership, culture, and growth orientation that have already begun to result in increased revenue growth and operating efficiencies. Aramark operates in an attractive and growing addressable market, which is estimated to be approximately $500 billion in revenue across its target geographies and core business portfolio, with favorable outsourcing trends.

In fiscal 2021, Aramark food and facilities achieved record net new business performance—nearly five times higher than the historical five-year average—reflecting new business wins over $1 billion and retention rates of approximately 96%. Aramark expects to build on this momentum in fiscal 2022 and beyond.

After the completion of the proposed spin-off, John Zillmer will continue to serve as Chief Executive Officer of Aramark following his return in October 2019, and Tom Ondrof will remain as Chief Financial Officer of Aramark after joining in January 2020.

Aramark Uniform Services
Aramark Uniform Services provides its customers with full-service rental programs, resulting in a compelling contracted and recurring revenue model. The customer base is serviced by a leading geographic footprint in the United States and Canada with programs focused on uniforms, floor mats, towels, linens, managed restroom and first aid services. The estimated $40 billion revenue market presents substantial opportunity for growth. Pre-COVID annual revenues for Aramark Uniform Services totaled $2.6 billion with its fiscal second quarter 2022 performance surpassing the pre-COVID second quarter fiscal 2019 period.

Recent investments focus on enhancing customer experience and accelerating profitable growth. Customer retention rates improved by more than 150 basis points in fiscal 2021 compared to the historical five-year average. These investments also resulted in a stronger salesforce that delivered nearly $250 million in new client wins in fiscal 2021, as well as an operating platform that is anticipated to enable efficiencies across all customer touchpoints including supply chain, logistics, inventory management, and back-office support.

Kim Scott will lead the independent public company as Chief Executive Officer. Newly appointed Rick Dillon will serve as Chief Financial Officer. The leadership assembled has extensive industry experience, in addition to transaction-related and spin-off expertise. The Company is recruiting a strong and committed Board of Directors able to effectively support AUS management and advance the interests of all stakeholders.

“I am honored to lead the Aramark Uniform Services team forward, and we are all excited to fully develop the great opportunities before us.” said Scott. “Since October, our team has developed a plan to deliver a step change increase in organic revenue growth and margin. By capitalizing on our recent investments, and modernizing our approach to customer relationship management, we expect to substantially increase the performance of our business. I am especially energized by our amazing frontline team who are committed, tenured, and passionate about delivering an outstanding experience for our customers. We are grateful to all of our teammates for all they have done and will continue to do to ensure we reach our full potential as a company.”

*Pre-COVID level reflects performance compared to the same period in fiscal '19

Capital Structure
Aramark remains committed to its capital allocation strategy and deleveraging targets as highlighted at the Company’s Analyst Day. It is also expected that the aggregate regular stockholder dividend will remain consistent with historical payments following the completion of the spin-off.

Aramark Uniform Services intends to raise debt that would result in a one-time dividend of cash to Aramark that is expected to be used to pay down outstanding Aramark debt. Aramark may also retire a portion of its existing debt by means of an exchange of Aramark Uniform Services debt securities for outstanding Aramark debt securities. Both companies remain committed to maintaining strong balance sheets with target leverage ratios below 3.5x, while maximizing financial flexibility with capital structures optimized to reflect their distinct growth opportunities and cash flow profiles.

Transaction Details
The spin-off is generally expected to qualify as tax-free to Aramark and its stockholders for U.S. federal income tax purposes. The transaction is subject to certain customary conditions, including final approval of the Aramark Board of Directors, receipt of a favorable opinion and Internal Revenue Service ruling with respect to the tax-free nature of the transaction, and the receipt of other regulatory approvals. There can be no assurance regarding the ultimate timing of the proposed transaction or that the transaction will be completed.

Goldman, Sachs & Co. LLC and J.P. Morgan Securities LLC are acting as financial advisors. Wachtell, Lipton, Rosen and Katz is serving as legal counsel.

Conference Call
Aramark will host a conference call to review its second quarter fiscal 2022 results today at 8:30 am ET. In addition, the Company will discuss its plan to separate into two independent publicly traded companies.

The broadcast of the conference call and related financial information will be available through the Investor Relations section of the Aramark website at www.aramark.com (click on the webcast icon and follow the instructions). A replay of the call and related earnings materials will be available through the Archives section of the same website.

About Aramark
Aramark (NYSE: ARMK) proudly serves the world’s leading educational institutions, Fortune 500 companies, world champion sports teams, prominent healthcare providers, iconic destinations and cultural attractions, and numerous municipalities in 19 countries around the world with food, facilities, and uniform services. Because our culture is rooted in service, our employees strive to do great things for each other, our partners, our communities, and our planet. Aramark ranked No. 1 In the Diversified Outsourcing Services Category on FORTUNE’s 2022 List of ‘World’s Most Admired Companies’ and has been named to DiversityInc’s “Top 50 Companies for Diversity” list, the Forbes list of “America’s Best Employers for Diversity,” the HRC’s “Best Places to Work for LGBTQ Equality” and scored 100% on the Disability Equality Index. Learn more at www.aramark.com and connect with us on Facebook, Twitter, and LinkedIn.

Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect our current expectations as to future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. These statements include, but are not limited to, statements related to our expectations regarding the impact of the ongoing COVID-19 pandemic, the performance of our business, our financial results, our operations, our liquidity and capital resources, the conditions in our industry and our growth strategy. In some cases forward-looking statements can be identified by words such as "outlook," "aim," "anticipate," "are or remain or continue to be confident," "have confidence," "estimate," "expect," "will be," "will continue," "will likely result," "project," "intend," "plan," "believe," "see," "look to" and other words and terms of similar meaning or the negative versions of such words. These forward-looking statements are subject to risks and uncertainties that may change at any time, actual results or outcomes may differ materially from those that we expected.

Some of the factors that we believe could affect or continue to affect our results include without limitation: the severity and duration of the ongoing COVID-19 pandemic; the pandemic's impact on the United States and global economies, including particularly the client sectors we serve and governmental responses to the pandemic; unfavorable economic conditions; natural disasters, global calamities, climate change, new pandemics, sports strikes and other adverse incidents; the failure to retain current clients, renew existing client contracts and obtain new client contracts; a determination by clients to reduce their outsourcing or use of preferred vendors; competition in our industries; increased operating costs and obstacles to cost recovery due to the pricing and cancellation terms of our food and support services contracts; currency risks and other risks associated with international operations, including compliance with a broad range of laws and regulations, including the United States Foreign Corrupt Practices Act; risks associated with suppliers from whom our products are sourced; disruptions to our relationship with our distribution partners; the contract intensive nature of our business, which may lead to client disputes; our expansion strategy and our ability to successfully integrate the businesses we acquire and costs and timing related thereto; continued or further unionization of our workforce; liability resulting from our participation in multiemployer defined benefit pension plans; the inability to hire and retain key or sufficient qualified personnel or increases in labor costs; laws and governmental regulations including those relating to food and beverages, the environment, wage and hour and government contracting; liability associated with noncompliance with applicable law or other governmental regulations; new interpretations of or changes in the enforcement of the government regulatory framework; increases or changes in income tax rates or tax-related laws; the failure to maintain food safety throughout our supply chain, food-borne illness concerns and claims of illness or injury; a cybersecurity incident or other disruptions in the availability of our computer systems or privacy breaches; our leverage; the inability to generate sufficient cash to service all of our indebtedness; debt agreements that limit our flexibility in operating our business; risks associated with the impact, timing or terms of the proposed spin-off of Aramark Uniform Services (our Uniform segment) as an independent publicly traded company to our stockholders (the "proposed spin-off'"); risks associated with the expected benefits and costs of the proposed spin-off, including the risk that the expected benefits of the proposed spin-off will not be realized within the expected time frame, in full or at all, and the risk that conditions to the proposed spin-off will not be satisfied and/or that the proposed spin-off will not be completed within the expected time frame, on the expected terms or at all; the expected qualification of the proposed spin-off as a tax-free transaction for United States federal income tax purposes, including whether or not an Internal Revenue Service ruling will be sought or obtained; the risk that any consents or approvals required in connection with the proposed spin-off will not be received or obtained within the expected time frame, on the expected terms or at all; risks associated with expected financing transactions undertaken in connection with the proposed spin-off and risks associated with indebtedness incurred in connection with the proposed spin-off; the risk of increased costs from lost synergies, costs of restructuring transactions and other costs incurred in connection with the proposed spin-off; retention of existing management team members as a result of the proposed spin-off; reaction of customers, our employees and other parties to the proposed spin-off; and the impact of the proposed spin-off on our business and the risk that the proposed spin-off may be more difficult, time-consuming or costly than expected, including the impact on our resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties; and other factors set forth under the headings “Part I, Item 2—Management’s Discussion and Analysis of Financial Condition and Results of Operations" and "Part II, Item 1A—Risk Factors—Risks associated with the proposed spin-off" herein and headings "Part I, Item 1A Risk Factors," "Part I, Item 3 Legal Proceedings" and "Part II, Item 7 Management's Discussion and Analysis of Financial Condition and Results of Operations" and other sections of our Annual Report on Form 10-K, filed with the Securities and Exchange Commission ("SEC") on November 23, 2021 as such factors may be updated from time to time in our other periodic filings with the SEC, which are accessible on the SEC's website at www.sec.gov and which may be obtained by contacting Aramark's investor relations department via its website at www.aramark.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and in our other filings with the SEC. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements included herein or that may be made elsewhere from time to time by, or on behalf of, us. Forward-looking statements speak only as of the date made. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, changes in our expectations, or otherwise, except as required by law.

Investor Inquiries:	Media Inquiries:
Felise Glantz Kissell	Debbie Albert
(215) 409-7287	215-238-8634
Kissell-Felise@aramark.com	Albert-Debbie@aramark.com

Scott Sullivan
(215) 238-3953
Sullivan-Scott1@aramark.com

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